Annual
                                     Report

                                October 31, 1998

                     Warburg Pincus Institutional Fund, Inc.

                       o  International Equity Portfolio

                       o  Emerging Markets Portfolio

                       o  Japan Growth Portfolio


More complete information about the fund, including charges and expenses, is provided in the Prospectus, which must precede or accompany this document and which should be read carefully before investing. You may obtain additional copies by calling 800-369-2728 or by writing to Warburg Pincus, P.O. Box 4906, Grand Central Station, New York, NY 10163.

                                     [LOGO]

From time to time, the portfolios' investment adviser and co-administrators may waive some fees and/or reimburse some expenses, without which performance would be lower. Waivers and/or reimbursements are subject to change.

Returns are historical and include change in share price and reinvestment of dividends and capital gains. Past performance cannot guarantee future results. Returns and share price will fluctuate, and redemption value may be more or less than original cost.

International investing entails special risk considerations, including currency fluctuations, lower liquidity, economic and political risks, and differences in accounting methods.

The views of the portfolios' management are as of the date of the letters and holdings described in this document are as of October 31, 1998; these views and holdings may have changed subsequent to these dates. Nothing in this document is a recommendation to purchase or sell securities.

WARBURG PINCUS INSTITUTIONAL FUND -- INTERNATIONAL EQUITY PORTFOLIO
ANNUAL INVESTMENT ADVISER'S REPORT -- OCTOBER 31, 1998
--------------------------------------------------------------------------------

                                                               December 11, 1998

Dear Shareholder:

     The objective of Warburg Pincus Institutional Fund -- International Equity Portfolio (the "Portfolio") is long-term capital appreciation. The Portfolio pursues its objective by investing primarily in a broadly diversified portfolio of equity securities of companies that have their principal business activities and interests outside the U.S.

     For the 12 months ended October 31, 1998, the Portfolio had a loss of 4.11%, vs. a gain of 4.51% for the Morgan Stanley All Country World Excluding the U.S. ("MSCI") Index.

     The period saw a marked divergence in performance among foreign stock markets. European markets enjoyed impressive gains, benefiting from a host of factors, including low inflation, falling interest rates and optimism regarding the approach of European Monetary Union. Markets elsewhere saw far less favorable results. Among developed markets, Japan was a noteworthy casualty, weighed down by mounting concerns over its economy and in particular its troubled banking sector. Emerging markets suffered sharp losses across the board, as the economic and financial contagion that began following the Thai baht devaluation in mid-1997 continued to spread, dragging down markets from Asia to Eastern Europe to Latin America.

     Set against this backdrop, Warburg Pincus Institutional Fund -- International Equity Portfolio suffered a disappointing performance, falling 4.11% over the 12 months and underperforming its benchmark by a considerable margin. This reflected both untimely regional allocations and weakness in specific stocks. Regional allocations that hurt the Portfolio included its Latin American exposure, which, while a relatively small portion of the Portfolio's assets through the period (approximately 3% to 5%), proved a considerable liability, given the substantial declines suffered by that region's stock markets. Also exerting a sizable drag on the Portfolio's performance was its relatively high level of exposure to the Asia-Pacific region heading into the period (we subsequently reduced that exposure significantly), as these markets were then in the throes of a substantial sell-off triggered by Thailand's currency devaluation. The Portfolio was also hurt significantly on an opportunity-cost basis by its underweighting in Europe in the first few months of 1998, a period that saw those markets rally strongly.

     Poor showings in individual stocks also took a toll on the Portfolio's returns. In Europe, the Portfolio maintained a fairly large weighting in economically sensitive stocks through the period, based on our view that there was considerable value to be found in the group. This served the Portfolio well for a time but ultimately proved costly, as these stocks sold off heavily (and, we would argue, indiscriminately) in August and September amid the global

WARBURG PINCUS INSTITUTIONAL FUND -- INTERNATIONAL EQUITY PORTFOLIO
ANNUAL INVESTMENT ADVISER'S REPORT -- OCTOBER 31, 1998 (CONT'D)
--------------------------------------------------------------------------------

market sell-off and widening fears of global recession. The Portfolio also had a fair weighting in European financial stocks heading into that period, and these too fell sharply, largely due to worries over these companies' exposure to Russia and other emerging markets.

     All told, it was a disappointing and frustrating year for the Portfolio and, obviously, our shareholders. We believe, though, that with the recent return of a degree of stability to global financial markets, our investment discipline -- which is fundamentally driven and seeks to identify undervalued stocks that have the potential for strong gains over an 18- to 24-month period -- stands to generate far better results going forward. Much of the extreme volatility in the markets during the reporting period was emotionally, rather than rationally, driven, with investors abandoning companies, countries and whole regions based on knee-jerk, fear-based reactions. This worked to the advantage of certain investment styles (e.g., "momentum" investing), but weighed heavily on those of us who employ a more-patient, longer-term, stock-by-stock approach to the markets. Thankfully, however, a calmer, more-rational mindset seems to have returned to the markets during the past several months, one in which investors appear to be valuing companies based primarily on fundamentals, rather than emotion, and this is an environment in which we believe our methodology and research efforts can add a considerable amount of value. (As evidence of how our approach has served shareholders over time, we would point to the Portfolio's since-inception performance vs. its benchmark. The Portfolio has achieved a 10.25% average annual return since commencing operations in 1992, vs. a same-period return of 9.01% for the MSCI Index.)

     We would therefore encourage our investors to stay the course, and continue to view the Portfolio's performance, and in fact that of all international investments, from a longer-term perspective, since that is the view we take in structuring the Portfolio. In turn, know that we will continue to strive to identify the most attractive companies and the best candidates for long-term appreciation within the international arena, as we have always done. We are hopeful that those efforts will allow us to report vastly improved performance numbers to you at this time next year.


Richard H. King                     Harold W. Ehrlich
Portfolio Manager                   Associate Portfolio Manager
P. Nicholas Edwards                 Vincent J. McBride
Associate Portfolio Manager         Associate Portfolio Manager

     International investing entails special risk considerations, including currency fluctuations, lower liquidity, economic and political risks, and differences in accounting methods.

WARBURG PINCUS INSTITUTIONAL FUND -- INTERNATIONAL EQUITY PORTFOLIO
ANNUAL INVESTMENT ADVISER'S REPORT -- OCTOBER 31, 1998 (CONT'D)
--------------------------------------------------------------------------------

    GROWTH OF $10,000 INVESTED IN WARBURG PINCUS INSTITUTIONAL FUND, INC. --
     INTERNATIONAL EQUITY PORTFOLIO SINCE INCEPTION AS OF OCTOBER 31, 1998

     The graph below illustrates a hypothetical investment of $10,000 in Warburg Pincus Institutional Fund, Inc. -- International Equity Portfolio (the "Portfolio") from September 1, 1992 (inception) to October 31, 1998, compared to the Morgan Stanley All Country World Excluding the U.S. Index ("MSCI")* for the same time period.

                                   [GRAPHIC]

     In the printed version of the document, a line graph appears which depicts the following plot points:


                           Portfolio                                   MSCI
                           ---------                                   ----
Sep-92                          10000.00                              10000.00
Sep-92                           9860.00                               9776.60
Oct-92                           9620.00                               9378.30
Nov-92                           9840.00                               9445.26
Dec-92                          10038.20                               9509.68
Jan-93                          10240.18                               9507.30
Feb-93                          10432.05                               9821.99
Mar-93                          11149.07                              10633.09
Apr-93                          11815.59                              11545.52
May-93                          12027.66                              11786.59
Jun-93                          11765.09                              11638.55
Jul-93                          12189.24                              12007.72
Aug-93                          13007.25                              12621.32
Sep-93                          12956.75                              12373.69
Oct-93                          13623.27                              12815.68
Nov-93                          13401.10                              11899.23
Dec-93                          15294.40                              12892.81
Jan-94                          16776.81                              13949.25
Feb-94                          16418.99                              13820.50
Mar-94                          15069.48                              13182.82
Apr-94                          15417.08                              13642.38
May-94                          15938.48                              13657.38
Jun-94                          15744.23                              13751.07
Jul-94                          16296.30                              14004.78
Aug-94                          17022.17                              14484.44
Sep-94                          16623.46                              14180.70
Oct-94                          16705.24                              14516.36
Nov-94                          15999.82                              13825.82
Dec-94                          15425.87                              13809.23
Jan-95                          14114.40                              13143.07
Feb-95                          13867.16                              13070.39
Mar-95                          14748.63                              13798.67
Apr-95                          15221.62                              14289.21
May-95                          15221.62                              14212.34
Jun-95                          15081.88                              14014.93
Jul-95                          16017.10                              14778.46
Aug-95                          16232.10                              14252.94
Sep-95                          16597.59                              14516.62
Oct-95                          16232.10                              14130.77
Nov-95                          16457.84                              14426.24
Dec-95                          16954.68                              14988.00
Jan-96                          17465.76                              15155.41
Feb-96                          17487.98                              15157.99
Mar-96                          17632.42                              15452.66
Apr-96                          18699.03                              16001.85
May-96                          18321.27                              15734.94
Jun-96                          18576.81                              15827.93
Jul-96                          17676.86                              15284.72
Aug-96                          17810.19                              15372.61
Sep-96                          18110.17                              15750.16
Oct-96                          17932.40                              15587.93
Nov-96                          18721.27                              16179.80
Dec-96                          18859.80                              15984.84
Jan-97                          18802.13                              15703.66
Feb-97                          19044.36                              15998.42
Mar-97                          18929.01                              15971.86
Apr-97                          19298.14                              16117.53
May-97                          20636.20                              17091.19
Jun-97                          21535.94                              18044.02
Jul-97                          22228.04                              18414.10
Aug-97                          20440.90                              17005.98
Sep-97                          21397.54                              17865.80
Oct-97                          19043.81                              16295.40
Nov-97                          18548.67                              16087.14
Dec-97                          18374.31                              16259.59
Jan-98                          18563.57                              16741.85
Feb-98                          19868.59                              17881.30
Mar-98                          20997.12                              18485.87
Apr-98                          21490.55                              18599.74
May-98                          21477.66                              18239.10
Jun-98                          20831.18                              18157.93
Jul-98                          21210.31                              18332.97
Aug-98                          18156.03                              15739.77
Sep-98                          17319.03                              15416.64
Oct-98                          18255.99                              17030.91

             Average Annual Total Returns for periods ended 10/31/98

                                     1 year
                                     -4.11%

                                     5 year
                                      6.03%

                                 Since Inception
                                    (9/01/92)
                                     10.25%


                                                               Fund
                                                               ----
1 Year Total Return (9/30/97 to 9/30/98)....................  -19.04%
5 Year Average Annual Total Return (9/30/93 to 9/30/98).....    5.98%
Average Annual Total Return Since Inception
  (9/01/92 to 9/30/98)......................................    9.45%

WARBURG PINCUS INSTITUTIONAL FUND -- INTERNATIONAL EQUITY PORTFOLIO
ANNUAL INVESTMENT ADVISER'S REPORT -- OCTOBER 31, 1998 (CONT'D)
--------------------------------------------------------------------------------

     In past annual reports, we have compared the Portfolio's performance to that of the Morgan Stanley Europe, Australasia and Far East Index ("EAFE").** We believe that the MSCI Index, which measures the performance of many issuers from emerging markets in addition to issuers from countries included in the EAFE Index, is a more descriptive benchmark for the Portfolio. The following compares EAFE, MSCI and the Portfolio's annual value for the fiscal years ended October 31.


                                 EAFE         MSCI        PORTFOLIO
                                -------      -------      ---------
1992..........................  $ 9,288      $ 9,378       $ 9,620
1993..........................   12,768       12,816        13,623
1994..........................   14,058       14,516        16,705
1995..........................   14,006       14,131        16,232
1996..........................   15,473       15,588        17,932
1997..........................   16,190       16,295        19,044
1998..........................   17,751       17,031        18,256

------------------
 * The Morgan Stanley All Country World Excluding the U.S. Index is a market-capitalization weighted index of companies listed on stock exchanges outside of the United States.
** The Morgan Stanley Europe, Australasia and Far East Index is an unmanaged index of international equities (with no defined investment objective) that includes reinvestment of dividends and is the exclusive property of Morgan Stanley & Co., Incorporated.

WARBURG PINCUS INSTITUTIONAL FUND -- EMERGING MARKETS PORTFOLIO
ANNUAL INVESTMENT ADVISER'S REPORT -- OCTOBER 31, 1998
--------------------------------------------------------------------------------

                                                               December 11, 1998

Dear Shareholder:

     The objective of Warburg Pincus Institutional Fund -- Emerging Markets Portfolio (the "Portfolio") is long-term growth of capital. The Portfolio pursues its objective by investing primarily in equity securities of non-U.S. issuers consisting of companies in emerging securities markets.

     For the 12 months ended October 31, 1998, the Portfolio had a loss of 32.90%, vs. a loss of 30.98% for the Morgan Stanley Emerging Markets Free Index.

     To say that the period was a difficult one for emerging markets would be an understatement. The markets were battered by one negative development after another: a sharp economic and financial contraction across the Asian-Pacific region following Thailand's currency devaluation in mid-1997, which persisted through the period; an economic and political meltdown in Russia in August, which triggered a full-scale investor retreat from any and all forms of risk, particularly emerging markets; and finally a settling of market contagion on Latin America, most notably Brazil, the region's economic giant. Not surprisingly, investor sentiment toward the asset class was decidedly poor through most if not all of the period, with many markets suffering outsized losses and only a handful managing gains.

     Warburg Pincus Institutional Fund -- Emerging Markets Portfolio suffered proportionately, performing roughly in line with its benchmark. In terms of general strategy through the period, we attempted to strike a balance between avoiding the worst of the markets' volatility and positioning the Portfolio for the longer term (i.e., buying battered stocks whose longer-term prospects we viewed favorably, near-term weakness notwithstanding). In practice, this translated into a relatively small presence in Southeast Asia through most of the 12 months, and highly focused exposure to the rest of the Asia-Pacific region; relatively large weightings in some of the smaller Middle Eastern, Eastern European and European markets (e.g., Poland), several of which enjoyed somewhat of a safe-haven status through much of the period; and a fairly large stake in Latin America, concentrated most heavily in Brazil. While these allocations met with mixed results -- the Portfolio's Latin American exposure, in particular, proved quite costly at the end of the period, given the sharp sell-off in the region's markets -- we believe we did succeed in assembling a portfolio of attractively valued securities, one that has the potential to show far more favorable results over a more extended time horizon.

WARBURG PINCUS INSTITUTIONAL FUND -- EMERGING MARKETS PORTFOLIO
ANNUAL INVESTMENT ADVISER'S REPORT -- OCTOBER 31, 1998 (CONT'D)
--------------------------------------------------------------------------------

     Though emerging markets obviously proved a less-than-timely investment through the period, and in fact have given little cause for cheer over most of the past several years, we see grounds for optimism heading into 1999. Several hoped-for developments, including an international financial-support package for Brazil and an economic-stimulus package for Japan (whose economy has a significant impact on the rest of the Asia-Pacific region), have materialized in recent weeks, and the effects thus far on investor psychology have been fairly dramatic, witnessed by the explosive rallies in a number of markets. Several emerging-market economies, including some of the previously hardest-hit in the Asia-Pacific region, have also begun to show signs of improvement, far earlier than most economists and analysts had anticipated. The combination of improved sentiment and a strengthening macroeconomic backdrop, coupled with the considerable amount of value now present in these markets -- emerging-market equities currently trade at extremely attractive valuations vs. their developed-market counterparts -- suggests a better environment for emerging markets in 1999 than they experienced in 1998.

     Accordingly, we remain optimistic, and believe the Portfolio is well-positioned in terms of its regional allocations and specific holdings to benefit from a recovery. (Here though, shareholders should note that, as of this writing, a major shareholder in the Portfolio has redeemed or is in the process of redeeming its position. This could negatively impact remaining shareholders, especially those with taxable accounts.) As ever, though, we would encourage investors to approach the asset class with realistic expectations. These markets can be extremely volatile over the short term, as evidenced by the past 12 months, and investors with a relatively low tolerance for risk should probably think twice before committing assets. For those with a longer-term investment horizon and a sufficiently high threshold for risk, however, we believe emerging markets offer the potential for very attractive returns going forward, and that they are well worthy of consideration.

Richard H. King                     Vincent J. McBride
Co-Portfolio Manager                Co-Portfolio Manager

     International investing entails special risk considerations, including currency fluctuations, lower liquidity, economic and political risks, and differences in accounting methods; these risks are generally heightened for emerging-market investments.

WARBURG PINCUS INSTITUTIONAL FUND -- EMERGING MARKETS PORTFOLIO
ANNUAL INVESTMENT ADVISER'S REPORT -- OCTOBER 31, 1998 (CONT'D)
--------------------------------------------------------------------------------

                  GROWTH OF $10,000 INVESTED IN WARBURG PINCUS
             INSTITUTIONAL FUND, INC. -- EMERGING MARKETS PORTFOLIO
                     SINCE INCEPTION AS OF OCTOBER 31, 1998

     The graph below illustrates a hypothetical investment of $10,000 in Warburg Pincus Institutional Fund, Inc. -- Emerging Markets Portfolio (the "Portfolio") from September 30, 1996 (inception) to October 31, 1998, compared to the Morgan Stanley Emerging Markets Free Index ("MSCI")* for the same time period.

                                   [GRAPHIC]

     In the printed version of the document, a line graph appears which depicts the following plot points:


                          Portfolio                  MSCI
                          ---------                  ----
Sep-96                    10000.00                 10000.00
Oct-96                     9860.00                  9733.50
Nov-96                    10320.00                  9897.02
Dec-96                    10380.01                  9941.56
Jan-97                    10984.09                 10619.57
Feb-97                    11215.65                 11074.52
Mar-97                    10913.61                 10783.59
Apr-97                    11125.04                 10802.78
May-97                    11960.67                 11111.85
Jun-97                    12484.21                 11706.67
Jul-97                    12594.95                 11881.33
Aug-97                    11125.04                 10369.55
Sep-97                    11376.74                 10657.00
Oct-97                     9423.56                  8908.40
Nov-97                     8960.86                  8583.24
Dec-97                     8876.63                  8790.10
Jan-98                     8224.20                  8100.78
Feb-98                     9439.74                  8946.25
Mar-98                     9627.59                  9334.34
Apr-98                     9528.42                  9232.69
May-98                     8212.55                  7967.54
Jun-98                     7692.69                  7131.74
Jul-98                     7825.01                  7357.82
Aug-98                     5547.93                  5230.67
Sep-98                     5835.31                  5562.51
Oct-98                     6321.40                  6148.29


             Average Annual Total Returns for periods ended 10/31/98

                                     1 year
                                    -32.90%

                                Since Inception
                                   (9/30/96)
                                    -19.71%


                                                               Fund
                                                               ----
1 Year Total Return (9/30/97 to 9/30/98)....................  -48.70%
Average Annual Total Return Since Inception
  (9/30/96 to 9/30/98)......................................  -23.57%

------------------
* The Morgan Stanley Emerging Markets Free Index is a market-capitalization-weighted index of emerging-market countries determined by Morgan Stanley. It includes only those countries open to non-local investors.

WARBURG PINCUS INSTITUTIONAL FUND -- JAPAN GROWTH PORTFOLIO
ANNUAL INVESTMENT ADVISER'S REPORT -- OCTOBER 31, 1998
--------------------------------------------------------------------------------

                                                               December 11, 1998

Dear Shareholder:

     The objective of Warburg Pincus Institutional Fund -- Japan Growth Portfolio (the "Portfolio") is long-term growth of capital. The Portfolio pursues its objective by investing primarily in equity securities of Japanese issuers that present attractive opportunities for growth.

     For the 12 months ended October 31, 1998, the Portfolio had a loss of 7.84%, vs. a loss of 15.51% for the U.S.-dollar-denominated Tokyo Stock Exchange Index ("Topix").

     The period was obviously a disappointing one for investors in Japanese equities. Stocks were weighed down heavily by concerns over Japan's struggling economy and specific worries over the country's bad-debt-burdened banking sector. The market was further hurt by doubts over the Japanese government's ability and/or willingness to take sufficient remedial action to address these issues. As a result, virtually all broad-market measures posted losses for the 12 months, and individual sectors and companies suffered substantial declines.

     Set against this backdrop, Warburg Pincus Institutional Fund -- Japan Growth Portfolio fell 7.84% over the 12 months, a disappointing showing in absolute terms though a positive one vs. the Portfolio's benchmarks. In terms of general investment strategy, the Portfolio maintained fairly significant exposure to the so-called "Nifties" (large-cap, blue-chip exporters such as Sony, TDK and Canon) throughout the period, reflecting our view that these companies had relatively attractive earnings-growth prospects as well as equity valuations. As a rule, this emphasis served the Portfolio well, as a fair number of these stocks enjoyed solid performance vs. the broader market. The Portfolio maintained limited, highly specific exposure to companies reliant on the domestic Japanese economy for their revenues (e.g., retailers), in deference to the weak economic backdrop and the downward trend in consumer spending. This, too, generally worked to the Portfolio's advantage, as investors took a collectively dim view of these companies and sold shares heavily, translating into sharp losses for many of these stocks.

     One strategy that had a less-positive impact on the Portfolio's return was our hedging of most of its yen exposure. The hedge, which we kept in place as a defensive measure, served the Portfolio well through much of the period (i.e., through mid-August), as the yen fell more or less steadily in value against the dollar. (The yen traded at approximately 120 per U.S. dollar at the beginning of November 1997, and fell to a low of 147.25 on August 11, 1998.) From mid-August onward, however, the yen reversed course and strengthened considerably, finishing October at approximately 116 per dollar. This strong move in the currency (which we viewed, and continue to view, as unsustainable) worked decidedly to the Portfolio's disadvantage, given our hedging, and took a sizable toll on its relative performance. Particularly damaging was the month of October, when the Portfolio suffered a 5.81% decline, vs. a gain of over 16% for the dollar-denominated (i.e., unhedged) Topix index.

     As we head into 1999, we believe there are grounds for optimism regarding Japanese equities, the country's current economic and financial malaise

WARBURG PINCUS INSTITUTIONAL FUND -- JAPAN GROWTH PORTFOLIO
ANNUAL INVESTMENT ADVISER'S REPORT -- OCTOBER 31, 1998 (CONT'D)
--------------------------------------------------------------------------------

notwithstanding. Japan's authorities have recently enacted substantive measures to address the banking sector's ailments (including a $500 billion bank-stabilization package) and revitalize the economy (including the creation of a $195 billion stimulus package). Though these measures are admittedly less than perfect and have been subject to criticism, they do at a minimum suggest a fundamental shift in attitude on the part of the Japanese government and a willingness to begin to take the steps necessary to right the situation. Japan, it should be noted, remains the world's second-largest economy and has sufficient resources to solve its economic problems, unlike many of its troubled Asian neighbors. What has long been missing is the political will. Assuming this has changed, or is changing, however, Japan's economy and financial sector should begin to see a gradual return to health in the coming months, which would undoubtedly create a far more favorable climate for equities.

     Concurrently, there are signs of improvement in foreign-investor sentiment toward the Japanese market (local-investor sentiment remains largely cautious), witnessed by the growing number of global analysts and strategists who have increased their recommended allocation to the country. The potential for a large-scale return of overseas buyers to the market -- many global investors have been underweighted in Japan for the past several years -- can only have positive implications for share prices.

     Perhaps the most compelling reason for investing in Japan currently, though, is the sea change occurring in corporate governance. Japanese companies, which historically had been largely unconcerned with their shareholders, have begun to take tangible steps to increase shareholder value -- restructuring, focusing on returns on equity, buying back shares, etc. -- and the trend is accelerating. This is creating, and will no doubt continue to create, very attractive investment opportunities for those who can pick the right companies and are willing to set their sights beyond the immediate term.

     Given this combination of factors, and the considerable amount of value to be found currently in the market, we remain positive in our outlook on Japan, and particularly positive on the Portfolio's prospects. As the Portfolio's since-inception performance vs. its benchmarks and its competitive universe suggests, it is possible to generate relatively strong performance in Japan via good stock selection, and we are encouraged by the results of our efforts toward that end thus far. We will continue to strive to identify the best opportunities in Japan going forward, in what we believe has promise to be a far more favorable investment environment.

P. Nicholas Edwards
Portfolio Manager

     International investing entails special risk considerations, including currency fluctuations, lower liquidity, economic and political risks, and differences in accounting methods. There are also risks associated with investing in Japan, including the risk of investing in a single-country fund.

WARBURG PINCUS INSTITUTIONAL FUND -- JAPAN GROWTH PORTFOLIO
ANNUAL INVESTMENT ADVISER'S REPORT -- OCTOBER 31, 1998 (CONT'D)
--------------------------------------------------------------------------------

                  GROWTH OF $10,000 INVESTED IN WARBURG PINCUS
               INSTITUTIONAL FUND, INC. -- JAPAN GROWTH PORTFOLIO
                     SINCE INCEPTION AS OF OCTOBER 31, 1998

     The graph below illustrates a hypothetical investment of $10,000 in Warburg Pincus Institutional Fund, Inc. -- Japan Growth Portfolio (the "Portfolio") from October 31, 1997 (inception) to October 31, 1998, compared to the U.S.-dollar-denominated Tokyo Stock Exchange Index ("Topix")* for the same time period.

                                   [GRAPHIC]

     In the printed version of the document, a line graph appears which depicts the following plot points:

                           Portfolio                 Topix
                           ---------                 -----
Oct-97                      10000.00                10000.00
Nov-97                       9850.00                 9247.00
Dec-97                       9488.51                 8523.88
Jan-98                      10457.28                 9435.77
Feb-98                      10426.96                 9514.28
Mar-98                      10346.67                 8873.20
Apr-98                      10599.13                 8756.52
May-98                      10356.41                 8345.84
Jun-98                      10154.46                 8399.84
Jul-98                      10982.04                 8288.79
Aug-98                      10114.46                 7436.70
Sep-98                       9569.29                 7281.28
Oct-98                       9216.19                 8448.47

            Average Annual Total Returns for periods ended 10/31/98

                                Since Inception
                                   (10/31/91)
                                     -7.84%

                                                               Fund
                                                               ----
Aggregate Annual Total Return Since Inception
  (10/31/97 to 9/30/98).....................................   -4.31%+

------------------
* The Topix is an unmanaged capitalization-weighted index (with no defined investment objective) designed to reflect the general movement of the Japanese stock market. The index consists of all shares listed on the First Section of the Tokyo Stock Exchange, which is generally reserved for Japan's larger companies.
+ Not annualized.

WARBURG PINCUS INSTITUTIONAL FUND, INC. -- INTERNATIONAL EQUITY PORTFOLIO STATEMENT OF NET ASSETS
October 31, 1998
--------------------------------------------------------------------------------

                                                                NUMBER
                                                                  OF
                                                                SHARES         VALUE
                                                                ------         -----
COMMON STOCKS (90.4%)
Argentina (1.8%)
   Telefonica de Argentina SA ADR                                152,000   $    5,025,500
   YPF SA ADR                                                    442,500       12,804,844
                                                                           --------------
                                                                               17,830,344
                                                                           --------------
Australia (0.1%)
   Burns, Philp & Company, Ltd.                               10,626,301          562,056
                                                                           --------------
Austria (1.5%)
   Erste Bank Der Oesterreichischen Sparkassen AG                 56,000        3,277,687
   Maculan Holding AG Vorzuege                                       409            2,668
   V.A. Technologie AG                                            44,131        4,090,370
   Wienerberger Baustoffindustrie AG                              34,858        7,275,321
                                                                           --------------
                                                                               14,646,046
                                                                           --------------
Denmark (3.7%)
   International Service System AS Class B                       232,750       15,711,539
   Tele Danmark AS Class B                                        78,300        8,531,512
   Unidanmark AS Class A +                                       178,100       13,578,296
                                                                           --------------
                                                                               37,821,347
                                                                           --------------
Finland (0.2%)
   Huhtamaki OY Class I +                                         35,950        1,205,851
   Rauma OY                                                       80,255          947,758
                                                                           --------------
                                                                                2,153,609
                                                                           --------------
France (13.2%)
   Banque Nationale de Paris                                      83,000        5,256,133
   Compagnie de Saint Gobain                                      33,759        4,993,791
   Elf Aquitaine SA                                              106,700       12,346,515
   Etablissements Economiques du Casino Guichard-Perrachon
     SA                                                          152,800       15,206,087
   Lagardere Groupe SCA                                          364,964       14,685,570
   PSA Peugeot Citroen                                            92,740       15,470,908
   Rhone-Poulenc SA Class A                                      223,792       10,229,332
   Societe Generale d'Enterprises SA                             472,800       22,717,352
   Suez Lyonnaise des Eaux SA                                    115,200       20,627,402
   Total SA Class B                                              109,956       12,683,699
                                                                           --------------
                                                                              134,216,789
                                                                           --------------

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS INSTITUTIONAL FUND, INC. -- INTERNATIONAL EQUITY PORTFOLIO STATEMENT OF NET ASSETS (CONT'D)
October 31, 1998
--------------------------------------------------------------------------------

                                                                NUMBER
                                                                  OF
                                                                SHARES         VALUE
                                                              ----------   --------------
COMMON STOCKS (CONT'D)
Germany (12.3%)
   BHF Bank AG                                                   486,100   $   18,755,081
   Degussa AG                                                    226,700       10,950,501
   Fresenius Medical Care AG                                     218,000        9,872,115
   Hannover Rueckversicherungs AG                                103,400       11,987,103
   Hoechst AG                                                    333,400       13,910,287
   Mannesmann AG                                                  94,830        9,184,226
   Muenchener Rueckversicherungs-Gesellschaft AG                  23,400       10,653,190
   Preussag AG                                                     6,500        2,413,687
   Schering AG                                                   158,100       18,471,633
   Schmalbach Lubeca AG                                            4,450          658,292
   Viag AG                                                        26,996       18,321,381
                                                                           --------------
                                                                              125,177,496
                                                                           --------------
Hong Kong (1.0%)
   HSBC Holdings PLC (UK)                                            829           19,437
   New World Development Co., Ltd.                               846,000        1,965,966
   Smartone Telecommunications                                 2,866,000        8,140,143
                                                                           --------------
                                                                               10,125,546
                                                                           --------------
India (0.8%)
   Bharat Petroleum Corp., Ltd.                                      100              602
   Hindalco Industries, Ltd.                                       5,746           69,385
   Mahanagar Telephone Nigam, Ltd.                             1,717,500        7,420,014
   Reliance Industries, Ltd.                                     174,938          453,052
   State Bank of India, Ltd.                                       3,350           12,306
   Tata Engineering & Locomotive Co., Ltd.                           450            1,199
                                                                           --------------
                                                                                7,956,558
                                                                           --------------
Ireland (1.5%)
   Bank of Ireland                                               697,700       12,894,191
   Greencore Group PLC                                           697,555        2,725,035
                                                                           --------------
                                                                               15,619,226
                                                                           --------------
Israel (2.4%)
   ECI Telecommunications Limited Designs                        544,050       18,021,656
   Orbotech, Ltd. +                                              196,800        6,888,000
                                                                           --------------
                                                                               24,909,656
                                                                           --------------

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS INSTITUTIONAL FUND, INC. -- INTERNATIONAL EQUITY PORTFOLIO STATEMENT OF NET ASSETS (CONT'D)
October 31, 1998
--------------------------------------------------------------------------------

                                                                NUMBER
                                                                  OF
                                                                SHARES         VALUE
                                                              ----------   --------------
COMMON STOCKS (CONT'D)
Italy (5.8%)
   Alleanza Assicurazioni                                        691,700   $    8,529,075
   Istituto Bancario San Paolo de Torino SpA                   1,062,630       15,632,624
   SEAT Pagine Gialle SpA                                     14,302,000        8,948,565
   Telecom Italia SpA                                          3,643,200       26,353,247
                                                                           --------------
                                                                               59,463,511
                                                                           --------------
Japan (12.6%)
   Advantest Corp.                                                98,300        6,200,347
   Hankyu Realty Co., Ltd.                                       561,000        2,310,890
   Matsushita Communication Industrial Co., Ltd.                 259,000       11,980,189
   Minebea Co., Ltd.                                           1,245,000       11,699,266
   Nichiei Co., Ltd.                                             102,900        8,318,431
   NTT Mobile Communications Network, Inc.                           182        6,575,498
   Orix Corp.                                                    286,900       20,558,535
   Rohm Co., Ltd.                                                190,000       16,794,457
   Shohkoh Fund & Co., Ltd.                                       50,600       15,393,661
   Sony Corp.                                                    172,500       10,954,586
   Takefuji Corp.                                                147,100        7,839,339
   TDK Corp.                                                     141,000        9,292,990
                                                                           --------------
                                                                              127,918,189
                                                                           --------------
Mexico (1.2%)
   Fomento Economico Mexicano SA de CV ADR                       386,900       10,083,581
   Gruma SA de CV Class B +                                      866,102        2,053,447
                                                                           --------------
                                                                               12,137,028
                                                                           --------------
Netherlands (5.7%)
   CSM NV                                                        192,200        9,467,575
   ING Groep NV                                                  211,507       10,237,424
   Koninklijke Pakhoed NV                                        292,300        7,199,199
   Laurus NV                                                     324,800        8,173,563
   Philips Electronics NV                                        146,460        7,794,764
   Vedior NV                                                     153,900        3,922,321
   Vendex Non-Foods NV                                           464,000       11,800,737
                                                                           --------------
                                                                               58,595,583
                                                                           --------------
Norway (0.0%)
   Smedvig ASA Class B ADR                                        30,625          260,312
                                                                           --------------

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS INSTITUTIONAL FUND, INC. -- INTERNATIONAL EQUITY PORTFOLIO STATEMENT OF NET ASSETS (CONT'D)
October 31, 1998
--------------------------------------------------------------------------------

                                                                NUMBER
                                                                  OF
                                                                SHARES         VALUE
                                                              ----------   --------------
COMMON STOCKS (CONT'D)
Singapore (0.1%)
   Oversea-Chinese Banking Corp., Ltd.                           201,000   $      876,473
                                                                           --------------
South Africa (0.4%)
   Sappi, Ltd. +                                                 816,600        4,075,838
                                                                           --------------
Spain (3.7%)
   Argentaria Caja Postal y Banco Hipotecario de Espana SA       627,252       13,623,759
   Endesa SA                                                     966,100       24,303,838
                                                                           --------------
                                                                               37,927,597
                                                                           --------------
Sweden (3.1%)
   Biora AB ADR +                                                 66,500        1,217,781
   Electrolux AB Series B                                        748,043       11,244,291
   Telefonaktiebolaget LM Ericsson Series B                      588,200       13,243,579
   Kinnevik AB Series B                                          226,300        5,847,949
                                                                           --------------
                                                                               31,553,600
                                                                           --------------
Switzerland (5.2%)
   Novartis AG                                                     7,993       14,402,972
   Roche Holding AG                                                1,177       13,733,651
   Sulzer AG                                                      16,920        9,746,472
   Swisscom AG +                                                  33,000       11,186,110
   TAG Heuer International SA                                     67,304        4,398,824
                                                                           --------------
                                                                               53,468,029
                                                                           --------------
United Kingdom (14.1%)
   Barclays PLC                                                  622,800       13,423,531
   Bass PLC                                                      942,900       11,448,359
   British Aerospace PLC                                          36,100          268,731
   British Airport Authority PLC                               1,037,712       11,687,153
   British Energy PLC                                          2,379,000       23,267,349
   Glaxo Wellcome PLC                                            367,400       11,419,754
   Lloyds TSB Group PLC                                          261,400        3,228,548
   Orange PLC                                                  2,172,800       20,213,589
   Reed International PLC                                      1,384,500       11,720,705
   Royal & Sun Alliance Insurance Group PLC                    1,158,700       10,614,461
   Standard Chartered Bank PLC                                   652,900        7,025,212
   Williams PLC                                                3,151,523       19,673,324
                                                                           --------------
                                                                              143,990,716
                                                                           --------------
TOTAL COMMON STOCKS (Cost $866,293,485)                                       921,285,549
                                                                           --------------

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS INSTITUTIONAL FUND, INC. -- INTERNATIONAL EQUITY PORTFOLIO STATEMENT OF NET ASSETS (CONT'D)
October 31, 1998
--------------------------------------------------------------------------------

                                                                NUMBER
                                                                  OF
                                                                SHARES         VALUE
                                                                ------         -----
PREFERRED STOCK (1.0%)
Brazil (0.1%)
   Companhia Energetica de Minas Gerais                       41,763,000   $      812,244
   Telecomunicacoes de Sao Paulo SA                            2,857,000          479,013
                                                                           --------------
                                                                                1,291,257
                                                                           --------------
Germany (0.8%)
   GEA AG                                                        199,200        4,750,933
   KSB AG                                                         23,366        3,781,043
                                                                           --------------
                                                                                8,531,976
                                                                           --------------
United Kingdom (0.1%)
   Singer & Friedlander Group PLC 8.50% (Convertible)            324,947          617,658
                                                                           --------------
TOTAL PREFERRED STOCK (Cost $15,287,903)                                       10,440,891
                                                                           --------------

                                                                  PAR
                                                                 (000)
                                                                 -----
SHORT-TERM INVESTMENT (11.6%)
    Repurchase agreement with State Street Bank & Trust Co.
     dated 10/30/98 at 5.400% to be repurchased at
     $118,429,269 on 11/02/98. (Collateralized by a pro rata
     amount of U.S. Treasury Notes ranging in par values
     from $21,390,000 to $50,000,000, 3.375%-5.500%,
     02/28/03-04/15/28. Pro rata market value of collateral
     is $120,744,184) (Cost $118,376,000)                     $    118,376      118,376,000
                                                                             --------------
TOTAL INVESTMENTS (103.0%) (Cost $999,957,388*)                               1,050,102,440
LIABILITIES IN EXCESS OF OTHER ASSETS (3.0%)                                    (30,860,680)
                                                                             --------------
NET ASSETS (100.0%) (applicable to 70,726,816 shares
outstanding)                                                                 $1,019,241,760
                                                                             ==============
NET ASSET VALUE, offering and redemption price per share
($1,019,241,760 divided by 70,726,816)                                       $        14.41
                                                                             ==============

                            INVESTMENT ABBREVIATIONS

                       ADR = American Depository Receipt
--------------------------------------------------------------------------------

+ Non-income producing security.

* Cost for federal income tax purposes is $1,001,409,881.

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS INSTITUTIONAL FUND, INC. -- EMERGING MARKETS PORTFOLIO
STATEMENT OF NET ASSETS
October 31, 1998
--------------------------------------------------------------------------------

                                                                NUMBER
                                                                  OF
                                                                SHARES        VALUE
                                                                ------        -----
COMMON STOCKS (72.8%)
Argentina (4.7%)
   Banco de Galicia & Buenos Aires SA de CV ADR                   12,860   $   219,424
   Telefonica de Argentina SA ADR                                  5,400       178,537
   YPF SA ADR                                                     24,700       714,756
                                                                           -----------
                                                                             1,112,717
                                                                           -----------
Australia (2.4%)
   Novus Petroleum, Ltd.                                         212,200       254,848
   Oil Search, Ltd.                                              200,300       299,138
                                                                           -----------
                                                                               553,986
                                                                           -----------
Brazil (2.2%)
   Companhia Paranaense de Energia ADR                            65,300       506,075
                                                                           -----------
Croatia (3.2%)
   Pliva GDR                                                      51,700       761,282
                                                                           -----------
Greece (1.9%)
   STET Hellas Telecommunications SA ADR +                        16,740       439,425
                                                                           -----------
Hong Kong (7.5%)
   Cosco Pacific, Ltd.                                           900,000       441,529
   First Pacific Co., Ltd.                                       228,000       108,175
   New World Development Co., Ltd.                               178,000       413,643
   Smartone Telecommunications                                   161,259       458,015
   Wing Hang Bank, Ltd.                                          176,100       335,339
                                                                           -----------
                                                                             1,756,701
                                                                           -----------
India (6.6%)
   Mahanagar Telephone Nigam, Ltd. GDR                            86,868       933,831
   State Bank of India, Ltd. GDR                                  76,900       615,200
                                                                           -----------
                                                                             1,549,031
                                                                           -----------
Israel (7.3%)
   Blue Square Israel Co., Ltd. ADR                               41,620       535,858
   ECI Telecommunications Limited Designs                         13,700       453,813
   Formula Systems, Ltd. +                                         5,500       117,227
   Formula Systems, Ltd. ADR +                                       700        15,750
   Orbotech, Ltd. +                                               16,800       588,000
                                                                           -----------
                                                                             1,710,648
                                                                           -----------
Kazakhstan (1.5%)
   Hurricane Hydrocarbons, Ltd. Class A (USA) +                   24,300        50,119
   Hurricane Hydrocarbons, Ltd. Class A (CAN) +                  140,800       292,165
                                                                           -----------
                                                                               342,284
                                                                           -----------

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS INSTITUTIONAL FUND, INC. -- EMERGING MARKETS PORTFOLIO
STATEMENT OF NET ASSETS (CONT'D)
October 31, 1998
--------------------------------------------------------------------------------

                                                                NUMBER
                                                                  OF
                                                                SHARES        VALUE
                                                              ----------   -----------
COMMON STOCKS (CONT'D)
Mexico (11.0%)
   Cintra SA                                                     556,600   $   329,912
   Fomento Economico Mexicano SA de CV ADR                        29,620       771,971
   Grupo Industrial Durango SA ADR                                24,200       121,000
   Grupo Industrial Saltillo SA de CV                            215,000       484,258
   Panamerican Beverages, Inc. Class A                             8,000       162,000
   Telefonos de Mexico SA ADR                                      7,325       386,852
   TV Azteca SA de CV ADR                                         36,200       316,750
                                                                           -----------
                                                                             2,572,743
                                                                           -----------
Philippines (0.4%)
   Hi Cement Corp.                                             4,009,000        94,391
                                                                           -----------
Poland (6.5%)
   Bank Slaski SA                                                  8,574       428,029
   BIG Bank Gdanski SA                                           355,425       366,217
   Elektrim Spolka Akcyjna SA                                     61,790       735,298
                                                                           -----------
                                                                             1,529,544
                                                                           -----------
Portugal (3.5%)
   Banco Mello SA                                                 34,300       377,834
   Portugal Telecom SA                                             9,200       436,263
                                                                           -----------
                                                                               814,097
                                                                           -----------
Singapore (3.6%)
   Development Bank of Singapore, Ltd.                           107,900       675,936
   Keppel Tatlee Bank, Ltd.                                      152,000       167,102
                                                                           -----------
                                                                               843,038
                                                                           -----------
South Africa (5.5%)
   Sappi, Ltd. +                                                 177,100       883,947
   South African Breweries, Ltd.                                  21,000       407,284
                                                                           -----------
                                                                             1,291,231
                                                                           -----------
South Korea (2.1%)
   Samsung Display Devices Co.                                     8,000       300,123
   Samsung Heavy Industries Co., Ltd. +                           35,000       196,292
                                                                           -----------
                                                                               496,415
                                                                           -----------
Thailand (1.6%)
   Hana Microelectronics Public Co., Ltd. +                      139,900       375,032
                                                                           -----------

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS INSTITUTIONAL FUND, INC. -- EMERGING MARKETS PORTFOLIO
STATEMENT OF NET ASSETS (CONT'D)
October 31, 1998
--------------------------------------------------------------------------------

                                                                NUMBER
                                                                  OF
                                                                SHARES        VALUE
                                                              ----------   -----------
COMMON STOCKS (CONT'D)
Turkey (1.3%)
   Turkiye Is Bankasi AS Class C                               6,268,750   $   171,957
   Yapi Ve Kredi Bankasi AS                                   11,817,580       133,360
                                                                           -----------
                                                                               305,317
                                                                           -----------
TOTAL COMMON STOCKS (Cost $19,497,575)                                      17,053,957
                                                                           -----------
PREFERRED STOCK (6.8%)
 Brazil (6.8%)
   Companhia Energetica de Minas Gerais                       19,986,000       388,706
   Telecomunicacoes de Sao Paulo Celular SA Class B +          5,754,000       284,596
   Telecomunicacoes de Sao Paulo SA                            3,712,600       622,465
   Telecomunicacoes do Parana SA                                 893,000       149,723
   Telecomunicacoes do Rio de Janeiro
     Celular SA Class B +                                      4,848,000       150,373
                                                                           -----------
TOTAL PREFERRED STOCK (Cost $2,333,658)                                      1,595,863
                                                                           -----------

                                                                    PAR
                                                                   (000)
                                                                   -----
BONDS (9.7%)
Hong Kong (2.0%)
   Cosco Treasury Co., Ltd. (Convertible) 1.000%,
     03/13/03                         (A)                            668       472,610
                                                                           -----------
Philippines (2.6%)
   Metro Pacific Capital (Convertible) 2.500%, 04/11/03             $572       422,822
   Piltel International Holding Corp. (Convertible) 1.750%,
     07/17/06                                                        583       187,318
                                                                           -----------
                                                                               610,140
                                                                           -----------
South Korea (5.1%)
   Republic of Korea 8.875%, 04/15/08                                565       519,800
   Samsung Electronics Co. (Convertible) 0.000%, 12/31/07            265       203,056
   Ssangyong Oil Refining Co., Ltd. (Convertible) 3.750%,
     12/31/08                                                        530       466,400
                                                                           -----------
                                                                             1,189,256
                                                                           -----------
TOTAL BONDS (Cost $2,299,819)                                                2,272,006
                                                                           -----------

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS INSTITUTIONAL FUND, INC. -- EMERGING MARKETS PORTFOLIO
STATEMENT OF NET ASSETS (CONT'D)
October 31, 1998
--------------------------------------------------------------------------------

                                                               PAR
                                                              (000)       VALUE
                                                              -----       -----
SHORT-TERM INVESTMENT (11.0%)
    Repurchase agreement with State Street Bank & Trust Co.
     dated 10/30/98 at 5.400% to be repurchased at
     $2,579,160 on 11/02/98. (Collateralized by pro rata
     amount of U.S. Treasury Notes ranging in par values
     from $21,390,000 to $50,000,000, 3.375%-5.500%,
     02/28/03-04/15/28. Pro rata market value of collateral
     is $2,629,574) (Cost $2,578,000)                         $2,578   $ 2,578,000
                                                                       -----------
TOTAL INVESTMENTS (100.3%) (Cost $26,709,052*)                          23,499,826
LIABILITIES IN EXCESS OF OTHER ASSETS (0.3%)                               (73,304)
                                                                       -----------
NET ASSETS (100.0%) (applicable to 4,094,239 shares
outstanding)                                                           $23,426,522
                                                                       ===========
NET ASSET VALUE, offering and redemption price per share
($23,426,522 divided by 4,094,239)                                     $      5.72
                                                                       ===========

                            INVESTMENT ABBREVIATIONS

                       ADR = American Depository Receipt
                        GDR = Global Depository Receipt
--------------------------------------------------------------------------------
+ Non-income producing security.
(A) Denominated in Hong Kong Dollars.
* Cost for federal income tax purposes is $26,933,386.

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS INSTITUTIONAL FUND, INC. -- JAPAN GROWTH PORTFOLIO
STATEMENT OF NET ASSETS
October 31, 1998
--------------------------------------------------------------------------------

                                                              NUMBER
                                                                OF
                                                              SHARES       VALUE
                                                              ------       -----
COMMON STOCKS (113.7%)
Chemicals (8.9%)
   Sumitomo Bakelite Co., Ltd.                                 10,000   $    66,937
   Takeda Chemical Industries                                   2,000        65,050
                                                                        -----------
                                                                            131,987
                                                                        -----------
Computers (11.3%)
   Fujitsu Support & Service, Inc.                              2,000       100,406
   TDK Corp.                                                    1,000        65,908
                                                                        -----------
                                                                            166,314
                                                                        -----------
Consumer Durables (6.2%)
   Sony Corp.                                                   1,000        63,505
   Tenma Corp.                                                  3,000        27,805
                                                                        -----------
                                                                             91,310
                                                                        -----------
Electric Components (19.7%)
   Copal Co., Ltd.                                              4,000        16,408
   Copal Electronics Co., Ltd.                                  3,000        16,992
   Minebea Co., Ltd.                                            7,000        65,779
   Nemic-Lambda K.K.                                            2,000        39,819
   Rohm Co., Ltd.                                               1,000        88,392
   Tokyo Seimitsu Co., Ltd.                                     2,000        62,647
                                                                        -----------
                                                                            290,037
                                                                        -----------
Electronics (17.0%)
   Advantest Corp.                                              1,100        69,383
   Fanuc, Ltd.                                                  2,000        60,072
   Megachips Corp.                                              2,000        56,639
   Tokyo Electronics, Ltd.                                      2,000        65,049
                                                                        -----------
                                                                            251,143
                                                                        -----------
Financial Services (17.9%)
   Kokusai Securities Co., Ltd.                                 3,000        25,745
   Nomura Securities Co., Ltd.                                  3,000        22,656
   Orix Corp.                                                   1,000        71,657
   Shohkoh Fund & Co., Ltd.                                       300        91,267
   Takefuji Corp.                                               1,000        53,293
                                                                        -----------
                                                                            264,618
                                                                        -----------
Medical Equipment (5.8%)
   Hoya Corp.                                                   2,000        85,646
                                                                        -----------
Retail (7.6%)
   Don Quijote Co. Ltd.                                         1,000        72,945
   Shimamura Co.                                                1,000        39,648
                                                                        -----------
                                                                            112,593
                                                                        -----------
Transportation (5.1%)
   Fuji Heavy Industries, Ltd.                                 15,000        74,661
                                                                        -----------

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS INSTITUTIONAL FUND, INC. -- JAPAN GROWTH PORTFOLIO
STATEMENT OF NET ASSETS (CONT'D)
October 31, 1998
--------------------------------------------------------------------------------

                                                              NUMBER
                                                                OF
                                                              SHARES       VALUE
                                                              -------   -----------
COMMON STOCKS (CONT'D)
Telecommunications & Equipment (14.2%)
   DDI Corp.                                                       10   $    29,178
   Matsushita Electric Industrial Group                         1,000        46,256
   Nippon Television Network Corp.                                200        62,389
   NTT Mobile Communications Network, Inc.                          2        72,258
                                                                        -----------
                                                                            210,081
                                                                        -----------
TOTAL INVESTMENTS (113.7%) (Cost $1,690,518*)                             1,678,390
LIABILITIES IN EXCESS OF OTHER ASSETS (13.7%)                              (202,590)
                                                                        -----------
NET ASSETS (100.0%) (applicable to 161,656 shares
outstanding)                                                            $ 1,475,800
                                                                        ===========
NET ASSET VALUE, offering and redemption price per share
($1,475,800 divided by 161,656)                                         $      9.13
                                                                        ===========

--------------------------------------------------------------------------------

 * Also cost for federal income tax purposes.

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS INSTITUTIONAL FUND, INC.
STATEMENT OF OPERATIONS
For the Year Ended October 31, 1998
--------------------------------------------------------------------------------

                                                  INTERNATIONAL EQUITY   EMERGING MARKETS   JAPAN GROWTH
                                                       PORTFOLIO            PORTFOLIO        PORTFOLIO
                                                  --------------------   ----------------   ------------
INVESTMENT INCOME:
   Dividends                                          $ 22,972,124         $    709,668      $   7,538
   Interest                                              5,470,735              271,965         16,781
   Foreign taxes withheld                               (2,709,069)            (105,704)        (1,131)
                                                      ------------         ------------      ---------
     Total investment income                            25,733,790              875,929         23,188
                                                      ------------         ------------      ---------
EXPENSES:
   Investment advisory                                   9,511,718              314,334         15,596
   Administrative services                               2,184,851               80,403          5,888
   Audit                                                    44,269               12,180         12,004
   Custodian/Sub-Custodian                                 839,837               12,057            727
   Directors                                                 2,392                2,029          2,694
   Insurance                                                23,048                  676             15
   Interest                                                  4,272                  174            100
   Legal                                                   147,697                5,369            327
   Offering/Organizational costs                                 1                    0         21,001
   Printing                                                 52,014                1,799            656
   Registration                                             25,703               13,096         21,516
   Transfer agent                                            8,534                1,303            170
   Miscellaneous                                             8,047                1,975          1,131
                                                      ------------         ------------      ---------
                                                        12,852,383              445,395         81,825
   Less: fees waived, expenses reimbursed and
     transfer agent offsets                             (1,557,219)             (52,478)       (64,103)
                                                      ------------         ------------      ---------
     Total expenses                                     11,295,164              392,917         17,722
                                                      ------------         ------------      ---------
       Net investment income                            14,438,626              483,012          5,466
                                                      ------------         ------------      ---------
NET REALIZED AND UNREALIZED LOSS FROM
 INVESTMENTS AND FOREIGN CURRENCY RELATED ITEMS:
   Net realized loss from security and other
     related transactions                             (124,396,419)         (15,625,081)       (27,825)
   Net realized gain (loss) from foreign
     currency related items                             23,724,747              (70,413)        96,058
   Net change in unrealized appreciation
     (depreciation) from investments and foreign
     currency related items                             40,102,209            3,271,341       (223,874)
                                                      ------------         ------------      ---------
   Net realized and unrealized loss from
     investments and foreign currency related
     items                                             (60,569,463)         (12,424,153)      (155,641)
                                                      ------------         ------------      ---------
   Net decrease in net assets resulting from
     operations                                       $(46,130,837)        $(11,941,141)     $(150,175)
                                                      ============         ============      =========

                See Accompanying Notes to Financial Statements.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

WARBURG PINCUS INSTITUTIONAL FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                INTERNATIONAL EQUITY PORTFOLIO
                                                              -----------------------------------
                                                                  FOR THE            FOR THE
                                                                 YEAR ENDED         YEAR ENDED
                                                              OCTOBER 31, 1998   OCTOBER 31, 1997
                                                              ----------------   ----------------
FROM OPERATIONS:
 Net investment income                                         $   14,438,626     $   11,581,658
 Net realized gain (loss) from security transactions and
   other related transactions                                    (124,396,419)        58,513,022
 Net realized gain (loss) from foreign currency related
   items                                                           23,724,747         23,820,080
 Net change in unrealized appreciation (depreciation) from
   investments and foreign currency related items                  40,102,209        (39,639,490)
                                                               --------------     --------------
 Net increase (decrease) in net assets resulting from
   operations                                                     (46,130,837)        54,275,270
                                                               --------------     --------------
FROM DISTRIBUTIONS:
 Dividends from net investment income                             (12,756,660)        (7,904,857)
 Distributions from realized gains                                (86,608,655)       (29,169,050)
                                                               --------------     --------------
   Net decrease in net assets from distributions                  (99,365,315)       (37,073,907)
                                                               --------------     --------------
FROM CAPITAL SHARE TRANSACTIONS:
 Proceeds from sale of shares                                     172,832,170        383,795,316
 Reinvested dividends                                              89,134,715         32,747,095
 Net asset value of shares redeemed                              (267,045,777)      (201,370,170)
                                                               --------------     --------------
     Net increase (decrease) in net assets from capital
       share transactions                                          (5,078,892)       215,172,241
                                                               --------------     --------------
     Net increase (decrease) in net assets                       (150,575,044)       232,373,604
NET ASSETS:
 Beginning of period                                            1,169,816,804        937,443,200
                                                               --------------     --------------
 End of period                                                 $1,019,241,760     $1,169,816,804
                                                               ==============     ==============
UNDISTRIBUTED NET INVESTMENT INCOME:                           $    9,394,503     $   14,484,339
                                                               ==============     ==============


                                       24


--------------------------------------------------------------------------------

                                                                                                   JAPAN GROWTH
                                                               EMERGING MARKETS PORTFOLIO            PORTFOLIO
                                                           -----------------------------------   -----------------
                                                               FOR THE            FOR THE             FOR THE
                                                              YEAR ENDED         YEAR ENDED         YEAR ENDED
                                                           OCTOBER 31, 1998   OCTOBER 31, 1997   OCTOBER 31, 1998
                                                           ----------------   ----------------   -----------------
FROM OPERATIONS:
 Net investment income                                       $      483,012     $      346,114     $        5,466
 Net realized gain (loss) from security transactions and
   other related transactions                                   (15,625,081)         2,515,798            (27,825)
 Net realized gain (loss) from foreign currency related
   items                                                            (70,413)          (144,915)            96,058
 Net change in unrealized appreciation (depreciation) from
   investments and foreign currency related items                 3,271,341         (6,041,288)          (223,874)
                                                             --------------     --------------     --------------
 Net increase (decrease) in net assets resulting from
   operations                                                   (11,941,141)        (3,324,291)          (150,175)
                                                             --------------     --------------     --------------
FROM DISTRIBUTIONS:
 Dividends from net investment income                              (240,803)          (208,151)            (8,999)
 Distributions from realized gains                               (2,746,087)            (5,335)                 0
                                                             --------------     --------------     --------------
   Net decrease in net assets from distributions                 (2,986,890)          (213,486)            (8,999)
                                                             --------------     --------------     --------------
FROM CAPITAL SHARE TRANSACTIONS:
 Proceeds from sale of shares                                     1,259,833         14,718,591          1,629,019
 Reinvested dividends                                             2,985,126            213,486              8,999
 Net asset value of shares redeemed                              (3,171,709)        (3,811,119)            (4,044)
                                                             --------------     --------------     --------------
     Net increase (decrease) in net assets from capital
       share transactions                                         1,073,250         11,120,958          1,633,974
                                                             --------------     --------------     --------------
     Net increase (decrease) in net assets                      (13,854,781)         7,583,181          1,474,800
NET ASSETS:
 Beginning of period                                             37,281,303         29,698,122              1,000
                                                             --------------     --------------     --------------
 End of period                                               $   23,426,522     $   37,281,303     $    1,475,800
                                                             ==============     ==============     ==============
UNDISTRIBUTED NET INVESTMENT INCOME:                         $      239,298     $     (218,637)    $       14,953
                                                             ==============     ==============     ==============



                See Accompanying Notes to Financial Statements.

WARBURG PINCUS INSTITUTIONAL FUND, INC. -- INTERNATIONAL EQUITY PORTFOLIO FINANCIAL HIGHLIGHTS
(For a Share of the Portfolio Outstanding Throughout Each Period)
--------------------------------------------------------------------------------

                                               1998         1997        1996       1995       1994
PERIOD ENDED:                                  ----         ----        ----       ----       ----
PER-SHARE DATA
Net asset value, beginning of period        $    16.51   $    16.14   $  15.10   $  16.34   $  13.49
                                            ----------   ----------   --------   --------   --------
INVESTMENT ACTIVITIES:
   Net investment income                          0.21         0.20       0.26       0.15       0.17
   Net gain or (loss) from securities and
     foreign currency related items (both
     realized and unrealized)                    (0.91)        0.78       1.28      (0.64)      2.87
                                            ----------   ----------   --------   --------   --------
       Total from investment activities          (0.70)        0.98       1.54      (0.49)      3.04
                                            ----------   ----------   --------   --------   --------
DISTRIBUTIONS:
   From net investment income                    (0.18)       (0.13)     (0.50)     (0.18)     (0.07)
   From realized capital gains                   (1.22)       (0.48)      0.00      (0.57)     (0.12)
                                            ----------   ----------   --------   --------   --------
       Total distributions                       (1.40)       (0.61)     (0.50)     (0.75)     (0.19)
                                            ----------   ----------   --------   --------   --------
Net asset value, end of period              $    14.41   $    16.51   $  16.14   $  15.10   $  16.34
                                            ==========   ==========   ========   ========   ========

       Total return                              (4.11)%       6.20%     10.48%     (2.83)%    22.62%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000s omitted)    $1,019,242   $1,169,817   $937,443   $507,759   $331,297

   Ratio of expenses to average net assets         .95%@        .95%@      .96%@      .95%       .95%
   Ratio of net income to average net
     assets                                       1.21%         .98%      1.05%      1.20%       .59%
   Decrease reflected in above operating
     expense ratios due to
     waivers/reimbursements                        .13%         .14%       .18%       .23%       .29%
Portfolio turnover rate                         113.58%       69.99%     29.91%     39.70%     19.34%

--------------------------------------------------------------------------------
@ Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements resulted in a reduction to the Portfolio's expenses by .00%, .00% and .01% for the years ended October 31, 1998, 1997 and 1996, respectively. The operating expense ratio after reflecting these arrangements were .95%, .95% and .95% for the years ended October 31, 1998, 1997 and 1996, respectively.

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS INSTITUTIONAL FUND, INC. -- EMERGING MARKETS PORTFOLIO
FINANCIAL HIGHLIGHTS
(For a Share of the Portfolio Outstanding Throughout Each Period)
--------------------------------------------------------------------------------

                                                               1998         1997     1996**
PERIOD ENDED:                                                 -------      -------   -------
PER-SHARE DATA
Net asset value, beginning of period                          $  9.36      $  9.86   $ 10.00
                                                              -------      -------   -------
INVESTMENT ACTIVITIES:
   Net investment income                                         0.11(a)      0.10      0.01
   Net gains or losses on investments and foreign currency
     related items (both realized and unrealized)               (2.99)       (0.53)    (0.15)
                                                              -------      -------   -------
     Total from investment activities                           (2.88)       (0.43)    (0.14)
                                                              -------      -------   -------
DISTRIBUTIONS:
   From net investment income                                   (0.01)       (0.02)     0.00
   From realized capital gains                                  (0.75)       (0.05)     0.00
                                                              -------      -------   -------
     Total distributions                                        (0.76)       (0.07)     0.00
                                                              -------      -------   -------
Net asset value, end of period                                $  5.72      $  9.36   $  9.86
                                                              =======      =======   =======

     Total return                                              (32.90)%      (4.43)%   (1.40)%+
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000s omitted)                      $23,427      $37,281   $29,698
   Ratio of expenses to average net assets                       1.25%@       1.25%@    1.25%*@
   Ratio of net income to average net assets                     1.54%         .92%     1.75%*
   Decrease reflected in above operating expense ratios due
     to waivers/reimbursements                                    .16%         .40%     2.18%*
Portfolio turnover rate                                        152.57%      107.21%     2.39%+

--------------------------------------------------------------------------------

** For the period September 30, 1996 (commencement of operations) through
   October 31, 1996.

(a) Per share information is calculated using the average share outstanding method.

@ Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements had no effect on the Portfolio's expense ratio.

+ Non annualized.

* Annualized.

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS INSTITUTIONAL FUND, INC. -- JAPAN GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS
(For a Share of the Portfolio Outstanding Throughout the Period)
--------------------------------------------------------------------------------

                                                               1998
PERIOD ENDED:                                                  ----
PER-SHARE DATA
Net asset value, beginning of period                          $10.00
                                                              ------
INVESTMENT ACTIVITIES:
   Net investment income                                        0.07
   Net losses on investments and foreign currency related
     items (both realized and unrealized)                      (0.85)
                                                              ------
       Total from investment activities                        (0.78)
                                                              ------
DISTRIBUTIONS:
   From net investment income                                  (0.09)
                                                              ------
       Total distributions                                     (0.09)
                                                              ------
Net asset value, end of period                                $ 9.13
                                                              ======

Total return                                                   (7.84)%
RATIOS AND SUPPLMENTAL DATA
Net assets, end of period (000s omitted)                      $1,476
   Ratio of expenses to average net assets                      1.25%@
   Ratio of net income to average net assets                    0.39%
   Decrease reflected in above operating expense ratios due
     to waivers/reimbursements                                  4.52%
Portfolio turnover rate                                        39.88%

--------------------------------------------------------------------------------
@ Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements had no effect on the Portfolio's expense ratio.

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS INSTITUTIONAL FUND, INC.
NOTES TO FINANCIAL STATEMENTS
October 31, 1998
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

     Warburg Pincus Institutional Fund, Inc. (the "Fund") is an open-end management investment company and currently offers seven managed investment funds (the "Portfolios") of which three are contained in this report:
International Equity Portfolio, which commenced operations on September 1, 1992, seeks long-term capital appreciation by investing primarily in equity securities of non-United States issuers; Emerging Markets Portfolio, which commenced operations on September 30, 1996, seeks long-term growth of capital by investing primarily in equity securities of non-U.S. issuers consisting of companies in emerging securities markets; and Japan Growth Portfolio, which commenced operations on October 31, 1997, seeks long-term growth of capital by investing primarily in equity securities of Japanese issuers.

     The net asset value of each Portfolio is determined daily as of the close of regular trading on the New York Stock Exchange. Each Portfolio's investments are valued at market value, which is generally determined using the last reported sales price. If no sales are reported, investments are generally valued at the mean between the last reported bid and asked prices. In the absence of market quotations, investments are generally valued at fair value as determined by or under the direction of the Fund's Board. Short-term investments that mature in 60 days or less are valued on the basis of amortized cost, which approximates market value.

     When a Portfolio writes or purchases a call or a put option, an amount equal to the premium received or paid by the Portfolio is recorded as a liability or asset, the value of which is marked-to-market daily to reflect the current market value of the option. When the option expires, the Portfolio realizes a gain or loss equal to the amount of the premium received or paid. When the Portfolio exercises an option or enters into a closing transaction by purchasing or selling an offsetting option, it realizes a gain or loss without regard to any unrealized gain or loss on the underlying security. The potential loss associated with purchasing an option is limited to the premium paid, and the premium would partially offset any gains achieved from its use.

     The books and records of the Portfolios are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate at the end of the period. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on

WARBURG PINCUS INSTITUTIONAL FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1998
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES -- (CONT'D)

the settlement of foreign currency transactions are reported in the results of operations for the current period. The Portfolios do not isolate that portion of realized gains and losses on investments in equity securities which are due to changes in the foreign exchange rate from that which are due to changes in market prices of equity securities. The Portfolios isolate that portion of realized gains and losses on investments in debt securities which are due to changes in the foreign exchange rate from that which are due to changes in market prices of debt securities.

     The Portfolios may invest in securities of foreign countries and governments which involve certain risks in addition to those inherent in domestic investments. Such risks generally include, among other things, fluctuations in currency exchange rates, revaluation of currencies, future adverse political and economic developments and the imposition of other laws and restrictions. Securities of foreign issuers are often subject to less rigorous regulatory practices and requirements than those applied in the United States and may also be less liquid (and their prices more volatile) than securities of comparable U.S. companies. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in many respects.

     The Portfolios' investments in securities of issuers located in less developed countries considered to be "emerging markets" involve risks in addition to those generally applicable to foreign securities. Investments in the securities of issuers located in emerging markets expose the Portfolio to economic structures that are generally less diverse and mature than, and to political systems that can be expected to have less stability than, those of developed countries. The typically small size of the markets for securities of issuers located in emerging markets may also result in a lack of liquidity and greater price volatility.

     Security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

     Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid annually. However, to the extent that a net realized capital gain can be reduced by a capital loss carryover, such gain will not be distributed. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

WARBURG PINCUS INSTITUTIONAL FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1998
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES -- (CONT'D)

     No provision is made for federal taxes as it is the Fund's intention to have each Portfolio continue to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code and make the requisite distributions to its shareholders which will be sufficient to relieve it from federal income and excise taxes.

     Costs incurred in connection with offering of shares have been deferred and are being amortized over a period of one year from the date each Portfolio commenced its operations.

     Pursuant to an exemptive order issued by the Securities and Exchange Commission, each Portfolio, along with the Warburg Funds, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by the Portfolios' custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statement and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

     The Portfolios have an arrangement with their transfer agent whereby interest earned on uninvested cash balances was used to offset a portion of the transfer agent expense. For the year ended October 31, 1998, the Portfolios received credits or reimbursements under this arrangement as follows:

     PORTFOLIO                                                     AMOUNT
     ---------                                                     ------
     International Equity                                          45,913
     Emerging Markets                                               1,262
     Japan Growth                                                      45

2. INVESTMENT ADVISER, CO-ADMINISTRATORS AND DISTRIBUTOR

     Warburg, which is indirectly controlled by Warburg, Pincus & Co., serves as each Portfolio's investment adviser. For its investment advisory services, Warburg is entitled to receive the following fees computed daily and payable monthly based on each Portfolio's average daily net assets:

WARBURG PINCUS INSTITUTIONAL FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1998
--------------------------------------------------------------------------------

2. INVESTMENT ADVISER, CO-ADMINISTRATORS AND DISTRIBUTOR -- (CONT'D)

     FUND                                           ANNUAL RATE
     ----                               ---------------------------------
     International Equity                .80% of average daily net assets
     Emerging Markets                   1.00% of average daily net assets
     Japan Growth                       1.10% of average daily net assets

     For the year ended October 31, 1998, investment advisory fees, voluntary waivers and reimbursements were as follows:

                                GROSS                          NET
                               ADVISORY                      ADVISORY          EXPENSE
FUND                             FEE          WAIVER           FEE         REIMBURSEMENTS
----                          ----------    -----------     ----------     --------------
International Equity          $9,511,718    $(1,511,306)    $8,000,412       $      0
Emerging Markets                 314,334        (13,496)       300,838              0
Japan Growth                      15,596        (14,514)         1,082        (47,843)

     Counsellors Funds Service, Inc. ("CFSI"), a wholly owned subsidiary of Warburg, and PFPC Inc. ("PFPC"), an indirect, wholly owned subsidiary of PNC
Bank Corp. ("PNC"), serve as each Portfolio's co-administrators. For administrative services, CFSI receives a fee calculated at an annual rate of
 .10% of the Portfolios' average daily net assets. For the year ended October 31, 1998, administrative services fees earned by CFSI were as follows:

                                                       CO-ADMINISTRATION
     FUND                                                     FEE
     ----                                              -----------------
     International Equity                                 $1,188,965
     Emerging Markets                                         31,433
     Japan Growth                                              1,414


     For each Portfolio, PFPC receives a fee based on the following fee structure:

     AVERAGE DAILY NET ASSETS                        ANNUAL RATE
     ------------------------             --------------------------------
     First $250 million                   .12% of average daily net assets
     Second $250 million                  .10% of average daily net assets
     Third $250 million                   .08% of average daily net assets
     Over $750 million                    .05% of average daily net assets

     For the year ended October 31, 1998, administrative service fees earned and voluntarily waived by PFPC were as follows:

                                                                   NET
                             CO-ADMINISTRATION              CO-ADMINISTRATION
  FUND                              FEE          WAIVER            FEE
  ----                       -----------------  --------    -----------------
  International Equity           $995,886       $      0        $995,886
  Emerging Markets                 48,970        (37,720)         11,250
  Japan Growth                      4,474         (1,701)          2,773

     Counsellors Securities Inc. ("CSI"), also a wholly owned subsidiary of Warburg, serves as distributor of each Portfolio's shares without compensation.

WARBURG PINCUS INSTITUTIONAL FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1998
--------------------------------------------------------------------------------

3. LINE OF CREDIT

     The Portfolios, together with other Funds advised by Warburg Pincus Asset Management, Inc. ("Warburg") (collectively the "Warburg Funds") have established committed and uncommitted lines of credit facilities with PNC Bank, National Association ("PNC") and an uncommitted line of credit facility with Deutsche Bank, AG ("Deutsche Bank") for temporary or emergency purposes primarily relating to unanticipated share redemptions. Effective December 31, 1997, the terms of the committed line of credit with PNC was amended. Under the terms of the committed line of credit, the Warburg Funds with access to the facility pay a commitment fee at a rate of .07% per annum on the average daily balance of the line of credit, which is undisbursed and uncanceled during the preceding quarter. In addition, the Warburg Funds will pay interest on borrowings at the bank's base rate plus .45%. Under the terms of the Uncommitted lines of credit, the Warburg Funds will pay interest on borrowings at the bank's base rate plus
 .55%. Aggregate borrowings for each fund under the committed and uncommitted lines of credit with PNC may not exceed the lowest of (a) thirty-three and one-third percent (33 1/3%) of the assets of such fund, for any fund that does not invest at least sixty-five percent (65%) of its assets in international equity or fixed income securities (an "International Fund") and twenty-five percent (25%) of the assets of any fund that is an International Fund or (b) the maximum amount permitted by such fund's investment policies and restrictions. Aggregate borrowings for each fund under the uncommitted line of credit facility with Deutsche Bank may not exceed thirty-three and one-third percent (33 1/3%) of the net assets of such fund. At October 31, 1998 and during the year ended October 31, 1998, the Portfolios had no borrowings under the line of credit agreement.

4. INVESTMENTS IN SECURITIES

     Purchases and sales of investment securities for the year ended October 31, 1998 (excluding short-term investments) were as follows:

     PORTFOLIO                              PURCHASES            SALES
     ---------                           --------------     --------------
     International Equity                $1,224,318,852     $1,280,113,931
     Emerging Markets                        41,829,914         42,486,379
     Japan Growth                             2,150,367            432,254

     At October 31, 1998, the net unrealized appreciation from investments for those securities having an excess of value over cost and net depreciation from investments for those securities having an excess of cost over value (based on cost for Federal income tax purposes) was as follows:

WARBURG PINCUS INSTITUTIONAL FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1998
--------------------------------------------------------------------------------

4. INVESTMENTS IN SECURITIES -- (CONT'D)

                                                                      NET
                                                                   UNREALIZED
                                  UNREALIZED      UNREALIZED      APPRECIATION
PORTFOLIO                        APPRECIATION    DEPRECIATION    (DEPRECIATION)
---------                        ------------    ------------    --------------
International Equity             $122,230,808    $(73,538,249)     $48,692,559
Emerging Markets                    1,459,434      (4,892,994)      (3,433,560)
Japan Growth                          171,430        (183,558)         (12,128)

5. FORWARD FOREIGN CURRENCY CONTRACTS

     The Portfolios may enter into forward currency contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Each Portfolio will enter into forward contracts primarily for hedging purposes. Forward currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date.

     At October 31, 1998, the International Equity Portfolio had the following open forward foreign currency contracts:

                                                                                              UNREALIZED
                                               FOREIGN                                         FOREIGN
                              EXPIRATION       CURRENCY        CONTRACT        CONTRACT        EXCHANGE
FORWARD CURRENCY CONTRACT        DATE         TO BE SOLD        AMOUNT           VALUE           LOSS
-------------------------     ---------     -------------    -----------     -----------     ------------
   Japanese Yen                02/26/99     6,724,400,000    $50,343,640      $58,710,386    $ (8,366,746)
   Japanese Yen                02/26/99     1,793,000,000     13,420,659       15,654,590      (2,233,931)
   Japanese Yen                02/26/99       893,000,000      7,643,585        7,796,737        (153,152)
   Japanese Yen                02/26/99       682,000,000      5,104,790        5,954,506        (849,716)
   Japanese Yen                02/26/99       454,000,000      3,388,060        3,963,850        (575,790)
   Japanese Yen                02/26/99       373,100,000      3,249,151        3,257,517          (8,366)
   Japanese Yen                02/26/99       257,000,000      1,924,805        2,243,854        (319,049)
                                                             -----------      -----------    ------------
                                                             $85,074,690      $97,581,440    $(12,506,750)
                                                             ===========      ===========    ============

WARBURG PINCUS INSTITUTIONAL FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1998
--------------------------------------------------------------------------------

5. FORWARD FOREIGN CURRENCY CONTRACTS -- (CONT'D)

     At October 31, 1998, the Japan Growth Portfolio had the following open forward foreign currency contracts:

                                                FOREIGN                                         UNREALIZED
                                                CURRENCY                                         FOREIGN
                              EXPIRATION         TO BE         CONTRACT         CONTRACT         EXCHANGE
FORWARD CURRENCY CONTRACT        DATE            SOLD           AMOUNT            VALUE            LOSS
-------------------------     ----------      -----------     ----------       ----------       ----------
   Japanese Yen                02/26/99       134,832,000     $1,009,448       $1,177,211       $(167,763)
   Japanese Yen                02/26/99        16,045,000        120,097          140,088         (19,991)
   Japanese Yen                02/26/99         9,500,000         81,315           82,944          (1,629)
   Japanese Yen                02/26/99         7,000,000         52,434           61,116          (8,682)
   Japanese Yen                02/26/99         5,900,000         44,188           51,512          (7,324)
   Japanese Yen                02/26/99         5,000,000         43,185           43,655            (470)
   Japanese Yen                02/26/99         5,000,000         37,425           43,655          (6,230)
   Japanese Yen                02/26/99         4,480,000         39,014           39,114            (100)
                                                              ----------       ----------       ---------
                                                              $1,427,106       $1,639,295       $(212,189)
                                                              ==========       ==========       =========

6. EQUITY SWAP TRANSACTIONS

     The International Equity Portfolio and the Emerging Markets Portfolio each entered into a Korean equity swap agreement dated March 21, 1997, where each Portfolio received a quarterly payment, representing the total return (defined as market appreciation and dividend income) on a basket of Korean common stocks ("Common Stocks"). In return, the International Equity Portfolio and the Emerging Markets Portfolio paid quarterly the LIBOR rate (London Interbank Offered Rate), plus, 1.97% and 2.00%, respectively, per annum on the market value of the Common Stocks ("Notional Amount"). The Notional Amount is marked-to-market on each quarterly reset date. In the event that the Common Stocks decline in value, the Portfolios will be required to pay quarterly the amount of any depreciation in value of the Notional Amount from the previous quarter.

     During the term of the equity swap transactions, changes in the value of the Common Stocks as compared to the Notional Amount and the difference between the accrued interest expense and dividend income are recognized as unrealized gain or loss. At the quarterly reset date, the change in value of the Common Stocks, adjusted for accrued interest expense and dividend income, is recognized as realized gain or loss. At October 31, 1998, each Portfolio realized a loss of $2,133,026 and $133,735, respectively, on the equity swap transaction which is included in the net realized gain (loss) from security and other related transactions. As of October 31, 1998, each Portfolio no longer held a position in the swap.

WARBURG PINCUS INSTITUTIONAL FUND, INC.
NOTES TO FINANCIAL STATEMENTS
October 31, 1998
--------------------------------------------------------------------------------

7. CAPITAL SHARE TRANSACTIONS

     The Fund is authorized to issue up to thirteen billion full and fractional shares of common stock of separate series having a $.001 par value per share. Shares of nine series have been classified, seven of which constitute the interests in the Portfolios.

     Transactions in shares of each Portfolio were as follows:

                                INTERNATIONAL EQUITY          EMERGING MARKETS          JAPAN GROWTH
                             --------------------------  ---------------------------    -------------
                               FOR THE        FOR THE        FOR THE      FOR THE         FOR THE
                             YEAR ENDED     YEAR ENDED     YEAR ENDED    YEAR ENDED     YEAR ENDED
                             OCTOBER 31,    OCTOBER 31,    OCTOBER 31,   OCTOBER 31,    OCTOBER 31,
                                1998           1997           1998          1997           1998
                             -----------    -----------  -------------   -----------    -----------
Shares sold                   11,088,063     22,310,155       149,483     1,322,864       160,988
Shares issued to
 shareholders on
 reinvestment of dividends     6,263,859      2,054,397       388,183        21,478           964
Shares redeemed              (17,485,779)   (11,573,856)     (427,153)     (372,624)         (396)
                             -----------    -----------      --------     ---------       -------
Net increase (decrease) in
 shares outstanding             (133,857)    12,790,696       110,513       971,718       161,556
                             ===========    ===========      ========     =========       =======

8. LIABILITIES

     At October 31, 1998, the Portfolios had the following affiliated and investment related liabilities:

                                                   INTERNATIONAL    EMERGING        JAPAN
                                                      EQUITY         MARKETS        GROWTH
                                                     PORTFOLIO      PORTFOLIO      PORTFOLIO
                                                   -------------    ---------      ---------
Payable for securities purchased (at value)          $17,074,641     $602,554        $  0
Administration services fee payable                       82,596        1,819         118
Investment advisory fee payable                          497,120       41,177           0
Payable for fund shares redeemed                       1,251,374            0           0

9. NET ASSETS

     At October 31, 1998, capital contributions, undistributed net investment income, accumulated net realized gain/(loss) from security transactions and current period distributions have been adjusted for current period permanent book/tax differences which arose principally from differing book/tax treatments of foreign currency and equity swap transactions. The International Equity Portfolio, the Emerging Markets Portfolio and the Japan Growth Portfolio reclassified $(4,038,268), $83,008 and $(2,515), respectively, from accumulated net realized gain/(loss) from security transactions and foreign currency related items to undistributed net investment income. The Emerging Markets Portfolio and the Japan Growth Portfolio reclassified offering costs of $38,621 and $(21,001), respectively, from accumulated net investment income to capital contributions. The International Equity Portfolio and the Emerging Markets Portfolio reclassified $2,733,534 and $(171,339), respectively, of book distributions of realized gains/(losses) to distributions of net investment income. In addition, the International Equity Portfolio reclassified $1,846 from

WARBURG PINCUS INSTITUTIONAL FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1998
--------------------------------------------------------------------------------

9. NET ASSETS -- (CONT'D)

accumulated net realized loss to capital contributions. Net investment income, net realized gain/(loss) on investments and net assets were not affected by this reclassification.

     Net assets at October 31, 1998, consisted of the following:

                                                                       INTERNATIONAL       EMERGING         JAPAN
                                                                          EQUITY            MARKETS         GROWTH
                                                                         PORTFOLIO         PORTFOLIO       PORTFOLIO
                                                                       --------------     -----------     ----------
Capital contributed, net                                               $1,076,135,413     $42,268,498     $1,613,973
Undistributed net investment income                                         9,394,503         239,298         14,953
Accumulated net realized gain (loss) from security transactions          (104,098,159)    (15,871,659)        70,748
Net unrealized appreciation (depreciation) from
 investments and foreign currency related items                            37,810,003      (3,209,615)      (223,874)
                                                                       --------------     -----------     ----------
Net assets                                                             $1,019,241,760     $23,426,522     $1,475,800
                                                                       ==============     ===========     ==========

10. CAPITAL CAPITAL LOSS CARRYOVER

     At October 31, 1998, the International Equity Portfolio, the Emerging Markets Portfolio and the Japan Growth Portfolio had capital loss carryovers of $115,152,416, $15,647,325 and $141,441, respectively, expiring in 2006.

WARBURG PINCUS INSTITUTIONAL FUND, INC.
SHAREHOLDER TAX INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

     Each Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders within 60 days of each Fund's fiscal year end as to the U.S. federal tax status of distributions received by the Fund's shareholders in respect of such fiscal year. During the fiscal year ended October 31, 1998, the following dividends and distributions per share were paid by each of the Funds:

                                                 MID-TERM    LONG-TERM      FOREIGN      FOREIGN TAXES
                                     ORDINARY    CAPITAL      CAPITAL       SOURCE          PAID OR
                                      INCOME      GAINS        GAINS        INCOME         WITHHELD
FUND                                PER SHARE   PER SHARE    PER SHARE     PER SHARE       PER SHARE
----                                ---------   ---------    ---------     ---------     -------------
      PAYMENT DATE                   12/19/97    12/19/97     12/19/97
                                     --------    --------     --------

International Equity Portfolio        $0.7213     $0.0000      $0.6816       $0.1500         $0.0304
Emerging Markets Portfolio             0.7532      0.0000       0.0000        0.0235          0.0152
Japan Growth Portfolio                 0.0878      0.0000       0.0000        0.0000          0.0000

     The above information was provided to calendar year taxpayers via Form 1099-DIV mailed in January of 1998. Because the fiscal year of the Funds is not a calendar year, another notification will be sent with respect to calendar year 1998. The second notification, which will reflect the amount to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 1999.

WARBURG PINCUS INSTITUTIONAL FUND
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of WARBURG, PINCUS INSTITUTIONAL FUND, INC.:

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Warburg, Pincus Institutional Fund, Inc. -- International Equity Portfolio, Emerging Markets Portfolio and Japan Growth Portfolio (all portfolios collectively referred to as the "Fund") at October 31, 1998, the results of their operations for the year then ended, changes in their net assets for each of the two years (or periods) presented and their financial highlights for each of the years (or periods) presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at October 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICEWATERHOUSECOOPERS LLP

2400 Eleven Penn Center
Philadelphia, Pennsylvania
December 11, 1998

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